SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C.  20549


                                  FORM 8-K


            CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D)
               OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):      April 14, 2003
                                                    _____________________


Exact Name of Registrant as
  Specified in Its Charter:    SMTEK INTERNATIONAL, INC.
                             ___________________________________


          DELAWARE                      1-8101                33-0213512
 _____________________________        ____________           _____________
State or Other Jurisdiction of        Commission            I.R.S. Employer
Incorporation or Organization        File Number          Identification No.



Address of Principal Executive Offices:        200 Science Drive
                                               Moorpark, CA 93021
                                             _________________________

Registrant's Telephone Number, Including
 Area Code:                                    (805) 532-2800
                                             _________________________

Former Name or Former Address,
 if Changed Since Last Report:                  Not Applicable
                                             _________________________




Item 5.     Other Events and Required FD Disclosure.

     On April 21, 2003, SMTEK International, Inc. (the "Company") issued a press release announcing that it had received formal written notice from Nasdaq that the Staff had determined that the Company is not in compliance with Nasdaq Rule 4310(c)(2)(B) requiring that the Company maintain a minimum of $2,500,000 in stockholders' equity, and that its securities are, therefore, subject to delisting from The Nasdaq SmallCap Market effective upon the opening of business on April 23, 2003. A copy of the Company's press release is filed as Exhibit 99.1 hereto and is incorporated herein.


Item 7.     Financial Statements and Exhibits.

           (c)     Exhibits:

           The following exhibits are filed with this report on Form 8-K:

Exhibit Number          Description of Exhibit

99.1                    Press release, dated April 21, 2003.



                                 SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Date:  April 21, 2003
                                      SMTEK INTERNATIONAL, INC.


                                      By:   /s/ Kirk A. Waldron
                                         _________________________________
                                         Kirk A. Waldron

                                         Senior Vice President
                                         Chief Financial Officer

                             EXHIBIT INDEX


Exhibit Number          Description


99.1                   Press release, dated April 21, 2003.



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